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                                                                   EXHIBIT 10.19

                                    AGREEMENT

         This Agreement is entered into by and between Tubos de Acero de Mexico ("Tamsa"), Tamsider S.A. de C.V. ("Tamsider"), Weatherford International, Inc., formerly known as EVI Weatherford, Inc. ("Weatherford"), and Pridecomex Holding, S.A. de C.V. ("Pridecomex") in connection with the Stock Purchase Agreement dated as of June 19, 1998, as amended, by and among Weatherford, Pridecomex, Tamsa and Tamsider (the "Stock Purchase Agreement").

         Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to such terms in Stock Purchase Agreement.

         Each of Tamsa, Tamsider, Weatherford and Pridecomex hereby agree that, in accordance with Section 2.2(b) of the Stock Purchase Agreement, at the Closing, Weatherford will purchase from Tamsa, and Tamsa will convey to Weatherford free and clear of all Encumbrances, the Intercompany Debt in exchange for the payment by Weatherford of US$1,550,000 by wire transfer. Tamsa represents and warrants that it is the sole owner of the Intercompany Debt and that upon Weatherford's purchase of the Intercompany Debt, Weatherford shall be the owner of the Intercompany Debt free and clear of all Encumbrances.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement effective as of December 1, 1998.

                         TUBOS DE ACERO DE MEXICO, S.A.

                         By: Felix Todd - Cristian Mitrani
                             Attorneys-in-fact

                         TAMSIDER S.A. DE C.V.

                         By: Felix Todd - Cristian Mitrani
                             Attorneys-in-fact

                         WEATHERFORD INTERNATIONAL, INC.

                         By: Curtis W. Huff
                             Senior Vice President

                         PRIDECOMEX HOLDING, S.A. DE C.V.

                         By: Curtis W. Huff
                             Vice President